Filed Pursuant to Rules 497(e) and 497(k)
File No. 333-32798

SunAmerica Senior Floating Rate Fund, Inc.

AIG Senior Floating Rate Fund

(the “Fund”)

Supplement dated July 30, 2020, to the Fund’s Summary Prospectus and Prospectus,

each dated April 29, 2020, as supplemented and amended to date

Effective September 30, 2020, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The first row of the table in the section of the Summary Prospectus entitled “Fees and Expenses of the Fund” and the first row of the table in the subsection of the Prospectus entitled “Fund Highlights — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class W
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None

In the section of the Summary Prospectus entitled “Fees and Expenses of the Fund” and the subsection of the Prospectus entitled “Fund Highlights — Fees and Expenses of the Fund,” the first sentence of footnote 1 to the tables is deleted in its entirety and replaced with the following:

Purchases of Class A shares of $250,000 or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within one year of purchase.

The last bullet in the subsection of the Prospectus entitled “Shareholder Account Information — Selecting a Share Class — Class C” is deleted in its entirety and replaced with the following:

•	Automatic conversion to Class A shares approximately eight years after purchase.

The section of the Prospectus entitled “Shareholder Account Information — Calculation of Sales Charges — Class A” is deleted in its entirety and replaced with the following:

Class A. Sales charges are as follows:

	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.50%
$250,000 or more	None	None	0.50%

Investments of $250,000 or more: Class A shares are offered with no front-end sales charge with respect to investments of $250,000 or more. However, a 0.50% CDSC is imposed on any shares you sell within one year of purchase.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Fund’s Summary Prospectus or Prospectus, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP2_SFPRO_4-20 SUP1_SFRSP_4-20

Filed Pursuant to Rule 497(e)
File No. 333-32798

SunAmerica Senior Floating Rate Fund, Inc.

AIG Senior Floating Rate Fund

(the “Fund”)

Supplement dated July 30, 2020, to the Fund’s Statement of Additional Information (“SAI”), dated April 29, 2020, as supplemented and amended to date

Effective September 30, 2020, the following changes are made to the Fund’s SAI:

The table in the subsection of the SAI entitled “Additional Information Regarding Purchase of Shares — Dealer Reallowances” is deleted in its entirety and replaced with the following:

Amount of Investment	Sales Charge % of Offering Price	Concession to Dealers % of Offering Price
Less than $100,000	3.00%	2.25%
$100,000 but less than $250,000	2.25%	1.50%
$250,000 or more	None	0.50%

The third paragraph in the section of the SAI entitled “Exchange Privilege” is deleted in its entirety and replaced with the following:

If a shareholder acquires Class A shares through an exchange from another AIGF where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $250,000, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

The fourth paragraph in the section of the SAI entitled “Description of Shares” is deleted in its entirety and replaced with the following:

Class A shares of Common Stock will be exchangeable only into Class A shares of any other AIGF. All shares of Common Stock issued and outstanding and all shares of Common Stock offered by the Prospectus when issued are and will be fully paid and non-assessable. Shares of Common Stock have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, Class C shares convert automatically to Class A shares on the 19th day (or next business day following the 19th) of the month eight years after the purchase of such Class C shares.

The table in the subsection of the SAI entitled “Additional Information — Computation of Offering Price per Share” is deleted in its entirety and replaced with the following:

AIG Senior Floating Rate Fund

	Class A	Class C**	Class W
Net Assets	$95,401,711	$73,506,473	$36,714,677
Number of Shares Outstanding	12,076,840	9,312,519	4,632,941
Net Asset Value Per Share (net assets divided by number of shares)	$7.90	$7.89	$7.92
Sales charge for Class A: Shares 3.00% of offering price (3.09% of net asset value per share)*	$0.24	—	—
Offering Price	$8.14	$7.89	$7.92

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable. Class A shares may be subject to a CDSC on redemption of shares within twelve months of purchase.
**	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP2_SFSAI_4-20